PATENT SECURITY AGREEMENT

                  This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this 19th day of June, 2007, by and among Kronos Advanced Technologies, Inc., a Nevada corporation with its chief executive office and principal place of business located at 464 Common Street, Box 301, Belmont, Massachusetts 02478 (the "Debtor") and Kronos Air Technologies, Inc. a Nevada corporation with its chief executive office and principal place of business located at 15241 NE 90th Street, Redmond, Washington 98052 (the "Subsidiary" and collectively with the Debtor, the "Pledgors"), and AirWorks Funding LLLP, a Georgia limited liability limited partnership, ("AirWorks"), Sands Brother Venture Capital LLC, a New York limited liability company ("Sands I"), Sands Brothers Venture Capital II LLC, a New York limited liability company ("Sands II"), Sands Brothers Venture Capital III LLC, a New York limited liability company ("Sands III"), Sands Brothers Venture Capital IV LLC, a New York limited liability company ("Sands IV"), Critical Capital Growth Fund, L.P., a Delaware limited partnership and a debenture licensed U.S. Small Business Investment Company ("CCGF") and RS Properties I LLC, a Delaware limited liability company ("RS Properties"). AirWorks, Sands I, Sands II, Sands III, Sands IV, CCGF and RS Properties are collectively referred to herein as the "Secured Parties".

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Funding Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Funding Agreement") by and among the Debtor and the Secured Parties, the Secured Parties are willing to make certain financial accommodations available to Debtor pursuant to the terms and conditions thereof; and

                  WHEREAS, the Subsidiary is a direct subsidiary of the Debtor and has determined that its execution, delivery and performance of this Patent Security Agreement directly or indirectly benefits, and is within the corporate purposes and in the best interest of, it; and

                  WHEREAS, the Secured Parties are willing to make the financial accommodations to Borrower as provided for in the Funding Agreement, but only upon the condition, among others, that the Pledgors shall have executed and delivered to the Secured Parties this Patent Security Agreement (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Patent Security Agreement") and that certain other Security Agreement of even date herewith by and among the Pledgors and the Secured Parties (the "Security Agreement");

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors hereby agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and Funding Agreement.

         2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Pledgor hereby grants to the Secured Parties a continuing first priority security interest in all of such Pledgor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

(a) all of such Pledgor's patents, license agreements for the commercialization of patents and patent applications to which it is a party, including, in each case, those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Pledgor against third parties for past, present or future infringement or dilution of any Patent Collateral.

         3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the security interest evidenced hereby secures the payment and performance of all the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Pledgors, or any of them, to the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an insolvency proceeding involving a Pledgor. The Pledgors hereby authorize the Secured Parties to file this Patent Security Agreement with the United States Patent and Trademark Office.

         4. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Secured Parties pursuant to the Security Agreement. Each Pledgor hereby acknowledges and affirms that the rights and remedies of the Secured Parties with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         5. AUTHORIZATION TO SUPPLEMENT. The Pledgors shall give the Secured Parties prompt notice in writing of any additional United States patent registrations or applications therefor after the date hereof. The Pledgors hereby authorize the Secured Parties unilaterally to modify this Agreement by amending Schedule I to include any future United States registered patents or applications therefor of the Pledgors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all the Patent Collateral, whether or not listed on Schedule I.

2. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

3. CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Patent Security Agreement or any other Transaction Document refer to this Patent Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns.

                            [SIGNATURE PAGE FOLLOWS]

Patent Security Agreement

Patent Security Agreement

                  IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                       KRONOS ADVANCED TECHNOLOGIES, INC.


                                        By:     /s/ Richard F. Tusing
                                                --------------------------------
                                        Name:   Richard F. Tusing
                                        Title:  COO

                                        KRONOS AIR TECHNOLOGIES, INC.


                                        By:     /s/ Richard F. Tusing
                                                --------------------------------
                                        Name:   Richard F. Tusing
                                        Title:  COO

                                        AIRWORKS FUNDING LLLP

                                        By:  Compass Partners, LLC, its general
                                        partner

                                        By:     /s/ Richard E. Perlman
                                                --------------------------------
                                        Name:   Richard E. Perlman
                                        Title:  President

                                        SANDS BROTHERS VENTURE CAPITAL LLC


                                        By:     /s/ Scott A. Baily
                                                --------------------------------
                                        Name:   Scott A. Baily
                                        Title:  COO

                                        SANDS BROTHERS VENTURE CAPITAL II LLC

                                        By:     /s/ Scott A. Baily
                                                --------------------------------
                                        Name:   Scott A. Baily
                                        Title:  COO

                                        SANDS BROTHERS VENTURE CAPITAL III LLC


                                        By:     /s/ Scott A. Baily
                                                --------------------------------
                                        Name:   Scott A. Baily
                                        Title:  COO

                                        SANDS BROTHERS VENTURE CAPITAL IV LLC


                                        By:     /s/ Scott A. Baily
                                                --------------------------------
                                        Name:   Scott A. Baily
                                        Title:  COO

                                        CRITICAL CAPITAL GROWTH FUND, L.P.

                                        By:  Critical Capital, L.P., its General
                                             Partner

                                        By:  Critical Capital Corporation, its
                                             General Partner


                                        By:     /s/ Steven B. Sands
                                                --------------------------------
                                        Name:   Steven B. Sands
                                        Title:  Chairman

                                        By:     /s/ Charles L. Robinson
                                                --------------------------------
                                        Name:   Charles L. Robinson
                                        Title:  President

                                        RS PROPERTIES I LLC


                                        By:     /s/ John Lack
                                                --------------------------------
                                        Name:   John Lack
                                        Title:  Manager

                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT

                              PATENT REGISTRATIONS

   Case Ref.               Title               Case Status       Application No.        Registration No.           Country

                 ELECTROSTATIC FLUID
WO-432001AU      ACCELERATOR                   Exam requested        10847/01               773626                Australia

                 ELECTROSTATIC FLUID
WO-432001AU2     ACCELERATOR                   Pending               2004205310                                   Australia

                 ELECTROSTATIC FLUID
WO-432001CA      ACCELERATOR                   Pending               2,355,659                                      Canada

                 ELECTROSTATIC FLUID           Application
WO-432001EP      ACCELERATOR                   Filed                 00972147.3                             European Patent Office

                 ELECTROSTATIC FLUID
WO-432001HK      ACCELERATOR                   Published             02103656.7                                   Hong Kong

                 ELECTROSTATIC FLUID           Application
WO-432001JP      ACCELERATOR                   Filed                 2001-530889                                    Japan

                 ELECTROSTATIC FLUID
WO-432001MX      ACCELERATOR                   Issued                PA/a/2001/006037       233725                  Mexico

                 ELECTROSTATIC FLUID
WO-432002        ACCELERATOR                   Issued                09/419,720          6,504,308         United States of America

                 Electrostatic Fluid           Application
WO-432002RE      Accelerator                   Filed                 90/007,276                            United States of America

                 SPARK MANAGEMENT METHOD
WO-432003        AND DEVICE                    Issued                10/187,983          6,937,455         United States of America

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a       Application
WO-432003AU      Fluid Flow                    Filed                 2003247600                                   Australia

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a
WO-432003CA      Fluid Flow                    Issued                2,489,983           2,489,983                  Canada

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND
                 METHOD OF CONTROL LING A
WO-432003CN      FLUID FLOW                    Published             03819690.5                                     China

                 SPARK MANAGEMENT METHOD
WO-432003CON     AND DEVICE                    Published             11/214,066                            United States of America

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND
                 METHOD OF CONTROL LING A      Application
WO-432003EP      FLUID FLOW                    Filed                 03812413.7                             European Patent Office


                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND
                 METHOD OF CONTROL LING A      Application
WO-432003HK      FLUID FLOW                    Filed                 05111239.3                                   Hong Kong

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND
                 METHOD OF CONTROL LING A
WO-432003JP      FLUID FLOW                    Exam requested        570752/2004                                    Japan

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a
WO-432003MX      Fluid Flow                    Published             PA/a/2004/012882                               Mexico

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a       Examination
WO-432003NZ      Fluid Flow                    report received       537254                                      New Zealand

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND
                 METHOD OF CONTROL LING A      Entered
WO-432003PCT     FLUID FLOW                    National Phase        PCT/US03/19651                       Patent Cooperation Treaty

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A
WO-432004        FLUID FLOW                    Issued                10/175,947          6,664,741         United States of America

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A
WO-432004CIP     FLUID FLOW                    Issued                10/735,302          6,963,479         United States of America

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP AU  FLUID FLOW                    Filed                 2004305030                                   Australia

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP CA  FLUID FLOW                    Filed                 2,550,582                                      Canada

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP CN  FLUID FLOW                    Filed                 200480041683.X                                 China

                 METHOD OF ELECTROSTATIC       Application
WO-432004CIP CON ACCELERATION OF A FLUID       Filed                 11/549,845                            United States of America


                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP EP  FLUID FLOW                    Filed                 04813494.4                             European Patent Office

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP HK  FLUID FLOW                    Filed                 06114151.0                                   Hong Kong

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP JP  FLUID FLOW                    Filed                 To Be Assigned                                 Japan

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP MX  FLUID FLOW                    Filed                 PA/a/2006/006757                               Mexico

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A     Application
WO-432004CIP NZ  FLUID FLOW                    Filed                 547900                                      New Zealand

                 Method of and apparatus
                 for electrostatic fluid
                 acceleration control of a
WO-432004CIPDIV  fluid flow                    Issued                11/210,773          7,122,070         United States of America

                 METHOD OF AND APPARATUS
                 FOR ELECTROSTATIC FLUID
                 ACCELERATION CONTROL OF A
WO-432004CIPPCT  FLUID FLOW                    Published             PCT/US2004/041181                    Patent Cooperation Treaty

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTR OLLING
WO-432005        FLUID FLOW                    Issued                10/188,069          6,727,657         United States of America

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING
WO-432005CIP     FLUID FLOW                    Issued                10/847,438          7,053,565         United States of America


                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432005 AU     FLUID FLOW                    Filed                                                              Australia

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432005 CA     FLUID FLOW                    Filed                                                                Canada

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432005 CN     FLUID FLOW                    Filed                                                                China

                                               Application
                 AN ELECTROSTATIC FLUID        Filed -
                 ACCELERATOR FOR AND A         Awaiting
                 METHOD OF CONTROLLING         Confirmation
WO-432005 EA     FLUID FLOW                    from FA                                                      Eurasian Patent Office

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432005 EP     FLUID FLOW                    Filed                 05 750 980.4                           European Patent Office

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432005 JP     FLUID FLOW                    Filed                 PCT/US2005/017276                              Japan

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432005 MX     FLUID FLOW                    Filed                 PCT/US2005/017276                              Mexico

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432005 NZ     FLUID FLOW                    Filed                                                             New Zealand

                                               Application
                 AN ELECTROSTATIC FLUID        Filed -
                 ACCELERATOR FOR AND A         Awaiting
                 METHOD OF CONTROLLING         Confirmation
WO-432005 UA     FLUID FLOW                    from FA                                                             Ukraine

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTR OLLING        Examination
WO-432005CIPPCT  FLUID FLOW                    report received       PCT/US05/017276                      Patent Cooperation Treaty

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTR OLLING
WO-432005CON     FLUID FLOW                    Allowed               10/806,473                            United States of America


                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND
                 METHOD OF CONTROL LING A
WO-432006        FLUID FLOW                    Issued                10/352,193          6,919,698         United States of America

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a
WO-432006CON     Fluid Flow                    Allowed               11/046,711                            United States of America

                 ELECTROSTATIC FLUID
WO-432007        ACCELERATOR                   Issued                10/295,869          6,888,314         United States of America

                 Electrostatic Fluid
WO-432007CON     Accelerator                   Published             11/119,748                            United States of America

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF
WO-432010        OPERATING THE SAME            Allowed               10/724,707                            United States of America

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF       Application
WO-432010-AU     OPERATING THE SAME            Filed                 2004296485                                   Australia

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF       Application
WO-432010-CA     OPERATING THE SAME            Filed                 2,547,951                                      Canada

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF       Application
WO-432010-CN     OPERATING THE SAME            Filed                 200480041207.8                                 China

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF
WO-432010-EP     OPERATING THE SAME            Exam requested        04816999.9                             European Patent Office

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF       Application
WO-432010-JP     OPERATING THE SAME            Filed                 100064746                                      Japan

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF
WO-432010-MX     OPERATING THE SAME            Published             PA/A/2006/006296                               Mexico


                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF       Application
WO-432010NZ      OPERATING THE SAME            Filed                 547475                                      New Zealand

                 CORONA DISCHARGE
                 ELECTRODE AND METHOD OF
WO-432010PCT     OPERATING THE SAME            Exam requested        PCT/US04/39783                       Patent Cooperation Treaty

                 ELECTROSTATIC AIR
WO-432011        CLEANING DEVICE               Issued                10/752,530          7,150,780         United States of America

                 ELECTROSTATIC AIR             Application
WO-432011CON     CLEANING DEVICE               Filed                 11/612,270                            United States of America

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a       Application
WO-432012PCT     Fluid Flow                    Filed                 PCT/US06/003915                      Patent Cooperation Treaty

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a
WO-432012PROV    Fluid Flow                    Expired               60/649,560                            United States of America

                 An Electrostatic Fluid
                 Accelerator for and
                 Method of Controlling a       Application
WO-432012US      Fluid Flow                    Filed                 11/347,565                            United States of America

                 ELECTROSTATIC AIR             Application
WO-432014PCT     CLEANING DEVICE               Filed                 PCT/US05/14934                       Patent Cooperation Treaty

                 IONIC  LOUDSPEAKER AND        Application
WO-432018PROV    PATENT APPLICATION            Filed                 60/794,510                            United States of America

                 AN IONIC WIND LOUDSPEAKER
                 AND METHOD OF GENERATION
WO-432018US      SOUND                                                                                     United States of America

                 ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND A
                 METHOD OF CONTROLLING         Application
WO-432019CON     FLUID FLOW                    Filed                 11/437,828                            United States of America

                 FIREPLACE WITH
                 ELECTROSTATICALLY
                 ASSISTED HEAT TRANSFER
                 AND METHOD OF ASSISTING
                 HEAT TRANSFER IN
                 COMBUSTION POWERED            Application
WO-432021PROV    HEATING DEVICES               Filed                 60/862,760                            United States of America

                 RANGE HOOD WITH
                 ELECTROSTATICALLY
                 ASSISTED AIR FLOW AND         Application
WO-432022PROV    FILTERING                     Filed                 60/863,087                            United States of America

                 SPACE HEATER WITH
                 ELECTROSTATICALLY
                 ASSISTED HEAT TRANSFER
                 AND METHOD OF ASSISTING
                 HEAT TRANSFER IN HEATING      Application
WO-432023PROV    DEVICES                       Filed                 60/863,946                            United States of America

                 DESALINATION METHOD AND       Application
WO-432024PROV    DEVICE                        Filed                 60/864,591                            United States of America

                 METHOD OF AND APPARATUS
                 FOR CLEANING AND              Application
WO-432025PROV    DISINFECTION OF AIR           Filed                 60/865,130                            United States of America

                 AN ELECTROSTATIC FLUID
                 ACCELERATOR FOR AND
                 METHOD OF CONTROLLING A       Application
WO-432026PROV    FLUID FLOW                    Filed                 60/866,171                            United States of America

